VAN KAMPEN FOCUS PORTFOLIOS, SERIES 357
                   Select Turnaround Focus List Portfolio 2002

              Supplement to the Prospectus dated September 26, 2002

         Notwithstanding anything to the contrary in the prospectus, Atlas Air Worldwide Holdings, Inc. was liquidated from the Portfolio due to serious adverse credit factors.

Supplement Dated: December 6, 2002